UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

March 1, 2016

Yadkin Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-52099 (Commission File Number)	20-4495993 (I.R.S. Employer Identification No.)

3600 Glenwood Avenue, Suite 300
Raleigh, North Carolina 27612

(Address of principal executive offices, including zip code)

(919) 659-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 1, 2016, Yadkin Financial Corporation (the “Company”) completed its previously announced acquisition of NewBridge Bancorp (“NewBridge”), pursuant to that certain Agreement and Plan of Merger, dated as of October 12, 2015 (the “Merger Agreement”), by and among, the Company, Navy Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and NewBridge whereby Merger Sub merged with and into NewBridge (the “Merger”), with NewBridge surviving and, immediately thereafter, NewBridge merged with and into the Company (together with the Merger, the “Integrated Mergers”), with the Company surviving. Pursuant to the Merger Agreement, each share of NewBridge Class A common stock and Class B common stock was converted into the right to receive 0.50 shares of the common stock of the Company, par value $1.00 per share, together with cash in lieu of fractional shares of the Company’s common stock.

Following the consummation of the Integrated Mergers, NewBridge Bank, a North Carolina-chartered commercial bank, merged with and into Yadkin Bank, a North Carolina-chartered commercial bank (“Yadkin Bank” and together with the Integrated Mergers, the “NewBridge Acquisition”), with Yadkin Bank surviving such merger.

The foregoing description of the Merger Agreement and the NewBridge Acquisition does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. A copy of the press release announcing the completion of the NewBridge Acquisition is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the NewBridge Acquisition, Alan N. Colner, James A. Harrell, Jr., Larry S. Helms and Dan W. Hill, III resigned from the Company’s Board of Directors (the “Board” ). Effective upon the consummation of the NewBridge Acquisition, Michael S. Albert, Barry Z. Dodson, Michael S. Patterson, Mary E. Rittling and Richard A. Urquhart, III , each of whom were members of the NewBridge Board of Directors immediately prior to the consummation of the Merger, were appointed to the Board, which has been expanded to 15 members.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective upon the consummation of the NewBridge Acquisition, the Board has made certain amendments to the Company’s existing bylaws as set forth below and has expanded the size of the Board to 15 members. The Amended and Restated Bylaws of the Company, as amended, are attached hereto as Exhibit 3.2.

1. Article VI, Section 3 of the prior Amended and Restated Bylaws was deleted in its entirety.

2. Article VI, Section 5 of the prior Amended and Restated Bylaws was deleted in its entirety.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

In accordance with paragraph 9.01(a)(4) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

In accordance with paragraph 9.01(b)(2) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(b) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, by and among the Company, NewBridge and Merger Sub (incorporated by reference to Exhibit 2.1 the Company’s Current Report on Form 8-K filed on October 13, 2015)

3.2	Amended and Restated Bylaws of Yadkin Financial Corporation, as amended

99.1	Press Release of the Company, dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yadkin Financial Corporation

Date: March 1, 2016	By:	/s/ Terry S. Earley
		Name:	Terry S. Earley
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, by and among the Company, NewBridge and Merger Sub (incorporated by reference to Exhibit 2.1 the Company’s Current Report on Form 8-K filed on October 13, 2015)

3.2	Amended and Restated Bylaws of Yadkin Financial Corporation, as amended

99.1	Press Release of the Company, dated March 1, 2016

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